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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: February 21, 2006

                               GENTEX CORPORATION
               (Exact Name of Registrant as Specified in Charter)

               Michigan                 0-10235            38-2030505
     (State or other jurisdiction     (Commission        (IRS Employer
           of Incorporation)          File Number)     Identification No.)

               600 North Centennial Street
                    Zeeland, Michigan                         49464
        (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (616) 772-1800


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240-14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)).

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SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

            ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

            (b) Gentex Corporation has announced that Enoch Jen has informed the Corporation on February 15, 2006, that he plans to retire as the Corporation's Chief Financial Officer and Vice President - Finance effective January 2, 2007. A copy of the Corporation's News Release concerning this announcement is attached as Exhibit 99.1.

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS

            ITEM 9.01(d).   EXHIBIT 99.1.

            News Release Dated February 21, 2006.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  February 21, 2006.                      GENTEX CORPORATION
                                                (Registrant)

                                                By /s/ Fred Bauer
                                                   -----------------------------
                                                   Fred Bauer
                                                   Its Chairman of the Board and
                                                   Chief Executive Officer

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                                  EXHIBIT INDEX

99.1      News Release Dated February 21, 2006.

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